                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         NET MASTER CONSULTANTS, INC.
                (Name of Registrant as Specified in its Charter)

                           NET MASTER CONSULTANTS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)    Title of each class of securities to which transaction applies: N/A
      2)    Aggregate number of securities to which transaction applies: N/A
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
      4)    Proposed maximum aggregate value of transaction: N/A
      5)    Fee paid previously with preliminary materials: N/A
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid: N/A
      2)    Form, Schedule or Registration Statement No.: N/A
      3)    Filing Party: N/A
      4)    Date Filed: N/A
      5)    Total fee paid: N/A

                           NET MASTER CONSULTANTS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 30, 2000

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Net Master Consultants, Inc. (the "Company") will be held on Friday, June 30, 2000, at 10:00 a.m., Eastern Time, at the offices of Powell Goldstein Frazer & Murphy, LLP, the Company's attorneys, located at 1001 Pennsylvania Avenue, N.W., Sixth Floor, Washington, D.C. 20004, for the following purposes:

        (1) To elect one (1) director;

        (2) To effect a change in the state of incorporation of the Company from Texas to Delaware by approving a Plan of Reorganization and Merger providing for the Company to merge into a wholly owned Delaware subsidiary to be formed for this purpose;

        (3) To approve the establishment of a classified Board of Directors of the Company, if and when the size of the Board of Directors is increased to three or more members; and

        (4) To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

    Information regarding the above matters is set forth in the Proxy Statement that accompanies this Notice.

    The Board of Directors of the Company has fixed the close of business on May 12, 2000, as the record date for determining shareholders entitled to notice of and to vote at the meeting. A complete list of the shareholders entitled to vote at the meeting will be maintained at the Company's principal executive offices during ordinary business hours for a period of ten days prior to the meeting. The list will be open to examination of any shareholder for any purpose germane to the meeting during this time. The list will also be produced at the time and place of the meeting and will be open during the whole time thereof.

                                           By Order of the Board of Directors,

                                           Nora Coccaro
                                           President

Vancouver, Canada
May 26, 2000

    YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO AMERICAN STOCK TRANSFER & TRUST COMPANY, ATTN: WILBURT MYLES, AT (718) 234-2287. THE PHONE NUMBER OF THE TRANSFER AGENT IS (718) 921-8247. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                           NET MASTER CONSULTANTS, INC.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 30, 2000

GENERAL INFORMATION

    This Proxy Statement and the accompanying proxy are furnished to the shareholders of Net Master Consultants, Inc., a Texas corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting" or "Meeting") to be held on Friday, June 30, 2000, at 10:00 a.m., Eastern Time, at the offices of Powell Goldstein Frazer & Murphy, LLP, the Company's attorneys, located at 1001 Pennsylvania Avenue, N.W., Washington, D.C. 20004, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. The record date for the Meeting is Friday, May 12, 2000 ("Record Date").

    This Proxy Statement and the accompanying Annual Report to Shareholders for the year ended December 31, 1999, and quarterly report for the three months ended March 31, 2000, is being mailed on or about May 26, 2000, to the holders of record of Common Stock on the Record Date. The Annual Report to Shareholders and the quarterly report do not constitute a part of the proxy materials.

VOTING AND PROXY PROCEDURES

    The securities of the Company entitled to vote at the Annual Meeting consist of shares of common stock, par value of $0.0001 per share ("Common Stock"). At the close of business on May 12, 2000 (the "Record Date"), there were 6,335,600 shares of Common Stock outstanding and entitled to vote. The holders of record of Common Stock on the Record Date will be entitled to one vote per share on all matters other than the election of directors. The Company's Articles of Incorporation do not prohibit cumulative voting in the election of directors provided any Shareholder has given written notice to the Secretary of the Company that he intends to exercise his right to cumulative voting on or before the day preceding the election during which he wishes to exercise the cumulative voting right. If one Shareholder exercises the right to cumulative voting, then all Shareholders may exercise their rights in the same election for directors.

    Properly executed proxies received in time for the Meeting will be voted. Shareholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the election of the one nominee for director named herein, FOR the proposal to effect a change in the state of incorporation of the Company from Texas to Delaware by approving a Plan of Reorganization and Merger (the "Merger Agreement") pursuant to which the Company will merge into Net Master Holdings, Inc., a wholly owned Delaware subsidiary to be established for that purpose; and FOR the establishment of a classified Board of Directors of the Company to become effective if and when the Company, as reincorporated in Delaware, increases the size of its Board of Directors to three or more members. At the date of this Proxy Statement, management of the Company knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

    If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices as well as filed by fax with the Transfer Agent, at any time before the enclosed proxy is exercised.

Shareholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 1177 Hastings Street, Suite 1818, Vancouver, British Columbia, Canada V6E 2K3, (604) 602-1717. The fax number for the Transfer Agent is (718) 234-2287.

    The holders of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors, subject to the possible exercise of cumulative voting rights by one or more shareholders. "Plurality" means that the person who has the greatest number of votes is elected, regardless of whether or not he or she gets a majority of the votes cast. Approval of the Merger Agreement requires the affirmative vote of 51% of the issued and outstanding shares of Common Stock of the Company. The establishment of a classified Board of Directors requires the affirmative vote of a majority of the outstanding shares of Common Stock present, either in person or by proxy, and entitled to vote at the Annual Meeting.

    Abstentions are counted toward the calculation of a quorum, but are not treated as either a vote for or against a proposal. An abstention has the same effect as a vote against the proposals to reincorporate and establish a classified Board of Directors. Any unvoted position in a brokerage account or "broker non-votes," will be considered as not voted and will not be counted toward fulfillment of quorum requirements. The holders of Common Stock have appraisal rights with respect to the merger discussed under Proposal 2 to be voted on at the Annual Meeting. These appraisal rights are discussed in detail under Proposal 2.

    The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation (other than reimbursement of out-of-pocket expenses), by personal interview, telephone, fax or otherwise. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection with such actions.

FINANCIAL STATEMENTS

    The Company incorporates by reference the financial statements and related disclosures contained in the Form 10-K-SB filed with the SEC on March 31, 2000 as well as the financial statements and related disclosures contained in the Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2000. The Annual Report sent to each shareholder at the same time or included with this Proxy Statement contains the financial statements and related disclosures contained in the Form 10-K-SB.

OWNERSHIP OF COMMON STOCK

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table sets forth as of May 12, 2000, certain information with respect to the Company's Common Stock beneficially owned by each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock. The persons listed below have sole voting power and sole dispositive and/or investment power with respect to all shares set forth in the table unless otherwise specified.


                                                          AMOUNT
                                                        AND NATURE
                                                      OF BENEFICIAL
  NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNERSHIP              PERCENT
  ---------------------------------------             -------------           ----------
MFC Merchant Bank, S.A.                                  540,000                 8.52
6, Cours De Rive
CH-1211, Geneva 3
Switzerland

Euroswiss Securities Ltd.                                540,000                 8.52
Queensway House
Queen Street
St. Helier, Jersey
Channel Islands

Harpings Management Ltd.                                 540,000                 8.52
Market Street
Douglas, Isle of Man

MFC Securities AG                                        540,000                 8.52
Burglistrasse 6
CH-8002 Zurich
Switzerland

First Capital Invest Corp.                               540,000                 8.52
Muhlebachstrasse 54
CH-8032 Zurich
Switzerland

Valorinvest Ltd.                                         540,000                 8.52
Quai des Bergues
CH-1201 Geneva
Switzerland

Value Invest Ltd.                                        540,000                 8.52
Letzigraben 89
CH-8040 Zurich
Switzerland

Pensbreigh Holdings Ltd.                                 540,000                 8.52
Chancery Chambers
Bridgetown, Barbados

Volendam Securities C.V.                                 540,000                 8.52
Veerkade 2
NL-3016 de Rotterdam
Postbus 23444
NL-3001 KK Rotterdam
Netherlands

Noble Trading                                            540,000                 8.52
Shipley House
So. Shipley Street
P.O. Box N-7755
Nassau, Bahamas

       Total 5% Owners                                 5,400,000                85.23%

       Total Issued and Outstanding
           Common Stock                                6,335,600               100.00%


                  OWNERSHIP OF STOCK BY DIRECTORS AND OFFICERS

                                                      AMOUNT
                                                    AND NATURE
                                                  OF BENEFICIAL
  NAME AND ADDRESS OF BENEFICIAL OWNER               OWNERSHIP       PERCENT
  ---------------------------------------         -------------    ----------
Nora Coccaro                                            --0--            0.00
1177 W. Hastings, Suite 1818
Vancouver, BC V6E 2K3

All Officers and Directors as a Group                   --0--            0.00
Total Shares Issued and Outstanding                   6,335,600        100.00


    Ms. Coccaro currently serves as the sole director and as the President, Secretary and Treasurer of the Company. She does not own any Common Stock nor does she have any right to become the beneficial owner of any Common Stock of the Company.

CHANGES IN CONTROL

    There are no arrangements known to the Company, including any pledge by any persons, of securities of the Company, which may at a subsequent date result in a change of control of the Company. The Company currently has no operating business but is in search of a profitable operating business opportunity. Depending on the structure of such acquisition, it could and likely would result in some change in control of the Company at such time. However, no transaction or acquisition currently under consideration by the Company would result in such a change of control.

                    MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

    One director (constituting the entire Board) is to be elected at the Annual Meeting. Ms. Nora Coccaro is now the sole director of the Company since her election on January 25, 2000. She has served as a member of the Board of Directors since November 17, 1999. She has held the positions of Secretary and Treasurer since November 17, 1999 and the position of President since January 26, 2000. The nominee has consented to be named and has indicated her intent to serve if elected.

BACKGROUND INFORMATION ON THE NOMINEE

    NORA COCCARO. Ms. Coccaro, a businesswoman, is 43 years old. She grew up in Montevideo, Uruguay, where she attended medical school at the University of Uruguay. She has been involved in the North and South American financial communities for the past 15 years, participating in management of public companies and particularly in Canadian and American mining activities in South America. She was Venezuelan Operations Manager of Ourominas Minerals Inc. from 1995 to 1997. In 1996 and 1997, she was retained by Homestake Mining Company as a consultant in Central America to review mineral title administration procedures, land status and market research. In 1998, Ms. Coccaro was appointed Director of Americana Gold & Diamond Holdings, Inc., an Over the Counter (hereinafter "OTC") Bulletin Board company and from 1998 until May 1999 she was Director and Executive Vice-President of Black Swan Gold Mines, a Toronto Senior company. In August 1998, Ms. Coccaro was named President of Thor Ventures Corporation, an OTC Bulletin Board company in the development stage, and has served as its President and sole director since August 1999. In

October 1999, Ms. Coccaro was named Secretary of Healthbridge, Inc., an OTC Bulletin Board company that is developing a medical waste disposal product, and has served as a Director, President and Secretary of that company since April 2000. In addition, since September 1998, Ms. Coccaro has served as the Consul of Uruguay to Western Canada.

    It is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominee. Management of the Company does not contemplate that such nominee will become unavailable for any reason, but if that should occur before the meeting, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

    The enclosed form of proxy provides a means for the holders of Common Stock to vote for the nominee listed therein or to withhold authority to vote for such nominee. Each properly executed proxy received in time for the Meeting will be voted as specified therein. If a shareholder does not specify in his executed proxy how the shares represented are to be voted, such shares will be voted for the nominee listed therein or for other nominees as provided above. The director nominee receiving a plurality of the votes cast at the Annual Meeting will be elected as the sole director. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election.

COMMITTEES OF THE BOARD OF DIRECTORS

    The business of the Company is managed under the direction of its Board of Directors. The Board of Directors has established no standing committees.

MEETINGS OF THE BOARD OF DIRECTORS

    During 1999, the Board of Directors met twice and took no actions by unanimous written consent.

COMPENSATION OF DIRECTORS AND OFFICERS

    For her services as the sole director and President, Secretary and Treasurer, the Company pays Ms. Coccaro a consulting fee in the amount of $2,500 per month plus reimbursement of her out-of-pocket expenses. During 1999, the Company accrued but did not pay consulting fees to Ms. Coccaro in the amount of $2,500. Through April 2000 the Company paid Ms. Coccaro consulting fees of $10,000. Ms. Coccaro has not incurred any significant out-of-pocket expenses.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has a consulting agreement with Mr. Shafiq Nazerali to provide advice regarding the financing of the Company, strategic opportunities and investor relations. The Company pays Mr. Nazerali a consulting fee of $5,000 per month plus reimbursement of his out-of-pocket expenses. Since September 1, 1999 when the consultancy started, the Company has accrued but not paid Mr. Nazerali consulting fees of $45,000 and out-of-pocket expenses in the amount of $30,151.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE INDIVIDUAL NOMINATED FOR ELECTION AS DIRECTOR

PROPOSAL 2: TO EFFECT A CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY FROM TEXAS TO DELAWARE BY APPROVING A PLAN OF REORGANIZATION AND MERGER PROVIDING FOR THE COMPANY TO MERGE INTO A WHOLLY OWNED DELAWARE SUBSIDIARY TO BE FORMED FOR SUCH PURPOSE.

GENERAL

    The Board of Directors of the Company has approved a proposal to change the Company's state of incorporation from Texas to Delaware (the "Reincorporation") subject to approval and adoption by the Shareholders of the Merger Agreement in the form of Appendix A to this Proxy Statement. After the shareholders have approved the proposed Merger Agreement, the Company will be merged into Net Master Holdings, Inc., a wholly owned Delaware subsidiary of the Company to be formed for that purpose. Net Master Holdings, Inc. will be the surviving corporation (hereinafter "Net Master Delaware"). If Proposal 2 is approved, the Company will file the Certificate of Incorporation of Net Master Delaware, the form of which is attached to this Proxy Statement as Appendix B (the "Certificate of Incorporation") with the State of Delaware. The Certificate attached hereto as Appendix B and the Bylaws of Net Master Delaware, the form of which is attached to this Proxy Statement as Appendix C, will govern the surviving corporation. SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING EACH RELATED EXHIBIT AND APPENDIX REFERENCED IN THIS SECTION AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION.

    The Reincorporation will not result in any material change in the business, assets or financial position of the Company or in the person who constitutes the Board of Directors or management. The Reincorporation will change the Company's name to Net Master Delaware. Upon the effective date of the Reincorporation
(i) the legal existence of the Company as a separate corporation will cease;
(ii) Net Master Delaware, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company; and (iii) each outstanding share of the Company's Common Stock will automatically be converted into the right to receive one share of Common Stock, $.0001 par value per share, of Net Master Corporation (the "Net Master Delaware Common Stock"). The terms of the Reincorporation are more particularly described in the Merger Agreement attached to this Proxy Statement as Appendix A and all references to the Reincorporation are qualified by and subject to the more complete information set forth therein.

    Following the effective date of the Reincorporation, certificates representing shares of the Company's Common Stock will be deemed to represent an equal number of shares of Net Master Delaware Common Stock. IT WILL NOT BE NECESSARY FOR THE HOLDERS OF THE COMPANY'S COMMON STOCK TO SURRENDER THEIR CERTIFICATES FOR NEW CERTIFICATES REPRESENTING NET MASTER DELAWARE COMMON
STOCK. The Common Stock of the Company will continue to be quoted on the OTC Bulletin Board, which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

    After reincorporation, those who were formerly shareholders of the Company may continue to make sales or transfers using their Company stock certificates. Net Master Delaware will issue new certificates representing shares of Net Master Delaware common stock for transfers occurring after the effective date. If a shareholder simply wants a new certificate reflecting Net Master Delaware, on request, Net Master Delaware will issue new certificates to anyone who holds Company stock certificates. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

    After reincorporation, those who were formerly shareholders of the Company may continue to make sales or transfers using their Company stock certificates. Net Master Delaware will issue new certificates representing shares of Net Master Delaware common stock for transfers occurring after the effective date. If a shareholder simply wants a new certificate reflecting Net Master Delaware, on request, Net Master Delaware will issue new certificates to anyone who holds Company stock certificates. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

    The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Texas, which filings are expected to be made as soon as practicable following shareholder approval. Pursuant to the terms of the Merger Agreement, the Reincorporation may be abandoned by the Board of Directors of the Company and Net Master Delaware any time prior to the effective date of the Reincorporation (whether before or after shareholder approval). In addition, the Board of Directors of the Company may amend the Merger Agreement at any time prior to the effective date of the Reincorporation, provided that any amendment made subsequent to shareholder approval may not alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Company, alter or change any term of the Certificate of Incorporation of Net Master Delaware or alter or change any of the terms and conditions of the Merger

Agreement if such alteration or change would adversely affect the holders of the Company's Common Stock.

    After the Effective Date, the Certificate of Incorporation of Net Master Corporation, the form of which is attached to this Proxy Statement as Appendix B and Bylaws of Net Master Delaware, the form of which is attached to this Proxy Statement as Appendix C, will govern the surviving corporation. Certain changes in the rights of the shareholders of the Company will result under Delaware law and the new Certificate of Incorporation and Bylaws. See "Certain Changes in the Rights of Shareholders."

SECURITIES ACT CONSEQUENCES

    After the Reincorporation, Net Master Delaware will be a company with a class of securities registered under the Securities Exchange Act of 1934. Net Master Corporation's Common Stock is expected to be quoted on the Over the Counter Bulletin Board, and Net Master Delaware will have the same periodic reporting obligations and make the same types of information available to its shareholders as the Company has in the past. Shareholders whose stock in the Company is freely tradable before the Reincorporation will own freely tradable shares of Net Master Delaware. Shareholders holding restricted securities of Net Master Delaware will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. For purposes of computing compliance with the holding period of Rule 144 under the Securities Act, the shareholders will be deemed to have acquired their shares in Net Master Delaware on the date they acquired their shares in the Company.

FEDERAL INCOME TAX CONSEQUENCES

    Based on the advice of counsel, the Company believes that for United States federal income tax purposes no gain or loss will be recognized by the Company, Net Master Delaware or the shareholders of the Company who receive Net Master Corporation Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of Net Master Delaware Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the adjusted tax basis of the Company Common Stock converted into such Net Master Delaware Common Stock. A shareholder who holds Company Common Stock will include in his holding period for the Net Master Delaware Common Stock which he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such Net Master Delaware Common Stock. The Company has not and does not intend to obtain a ruling from the Internal Revenue Service that the Reincorporation is not taxable.

    State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and shareholders are urged to consult their own tax advisor as to the consequences to them of the Reincorporation under all applicable tax laws.

EFFECT ON CURRENT MARKET VALUE OF COMPANY'S COMMON STOCK

    The Company does not know of any reason why implementation of the Reincorporation and the conversion of shares of Common Stock of the Company into shares of Common Stock of Net Master Delaware would cause the market value of the Common Stock of Net Master Delaware following the Reincorporation to be different from the present market value of the outstanding shares of the Common Stock of the Company.

PRINCIPAL REASONS FOR AND EFFECTS OF THE REINCORPORATION

    The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws which are conducive to the operational needs and independence of corporations domiciled in that state. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. The Delaware Court of Chancery's main jurisdiction is over corporate matters. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues within the very limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the Delaware General Corporation Law ("DGCL") will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of a corporation and its relationships and contacts with others. Finally, the Company's Board of Directors considered the fact that choosing to be governed by Delaware law, as so many other corporations have, might further enhance the reputation of the Company.

    For a discussion of certain differences in shareholder rights and the powers of management under Delaware and Texas law, see "Certain Changes in the Rights of Shareholders" below.

CERTAIN CHANGES IN THE RIGHTS OF SHAREHOLDERS

    After the Reincorporation, the shareholders of the Company, a Texas corporation, will become shareholders of Net Master Delaware, a Delaware corporation. Some of the differences between the Texas and Delaware corporation laws, as well as differences between the charter and bylaws of the Company and those of Net Master Delaware are set forth below. The Company's current Articles of Incorporation and amendments thereto as well as the Company's current Bylaws are incorporated by reference from the Form 10-K-SB filed with the SEC on March 31, 2000 and are also included as appendices to the Annual Report sent to each shareholder with or about the same time as this Proxy Statement material. This description of differences is a summary only and does not purport to be a complete description of all differences.

    1. COMPARISON OF CAPITAL STRUCTURE. The Company currently has 100,000,000 shares of Common Stock, par value of $0.0001 per share authorized. The Company has no preferred stock authorized, although the Company may designate different series of Common Stock. The Shareholders of Common Stock of the Company currently have preemptive and cumulative voting rights, but no subscription, redemption or conversion rights. Except to the extent that shares have cumulative voting rights, each share of Common Stock is entitled to one vote on each matter brought before the Shareholders for a vote. A majority vote of the shares present in person or by proxy is generally sufficient for actions that require the vote or concurrence of the Shareholders, except when an increased percentage is called for by the Texas Business Corporation Act for certain actions including but not limited to actions such as mergers, share exchanges or acquisitions, disposition of substantially all of the Company's business and assets, and dissolution of the Company.

    Net Master Delaware will be authorized to issue 50,000,000 shares stock, 40,000,000 shares of which will be denominated as Common Stock with a par value of $0.0001 per share and 10,000,000 shares of which will be denominated as Preferred Stock with a par value of $0.0001 per share. The Common Stockholders will be entitled to one vote per share on matters voted upon by the stockholders. The Common Stock will have no preemptive rights, cumulative voting rights, and no subscription, redemption or conversion privileges. A majority vote of shares representing a quorum, which are present





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


in person or represented by proxy is generally sufficient for actions that require the vote or concurrence of stockholders. A larger percentage is required by Delaware law for certain extraordinary transactions. The amendment or repeal of Articles V, VI, VII, and VIII of the Certificate of Incorporation will require an affirmative vote of 80% of the shares entitled to vote thereon. The Board of Directors can issue unissued and/or treasury shares of Common Stock at their discretion for such consideration as the Board may from time to time determine is appropriate without further action by the Shareholders. Dividends payable on the Common Stock are subject to dividend preferences, if any, of any preferred stock issued by the Net Master Delaware.

    Upon consummation of the Reincorporation, all of the shares of Net Master Corporation Common Stock issued in exchange for the Company's Common Stock will be fully paid and nonassessable. Such shares will not be redeemable or subject to further calls or assessments.

    The Preferred Stock of Net Master Delaware will be issuable in series by action of the Board of Directors and without further action by shareholders. The Board of Directors will be authorized to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions thereof.

    The transfer agent and registrar for the Common Stock of Net Master Corporation will be American Stock Transfer and Trust Company.

    2. BUSINESS COMBINATIONS STATUTE. Both Delaware and Texas law contain provisions that may discourage or make more difficult changes of corporate control. In particular, both the DGCL and the Texas Business Corporation Statute restrict or prohibit an interested shareholder from entering into certain types of business combinations unless the Board of Directors approves the transaction in advance.

    The Delaware Business Combinations Statute prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets of a company or the aggregate market value of all the outstanding stock of the Corporation, and certain transactions that would increase the interested stockholder's proportionate share of ownership in a company or grant the interested stockholder disproportionate financial benefits) between an interested stockholder and a company for a period of three years after the date the interested stockholder acquired its stock. The following transactions are excepted from this three-year prohibition:

    -- where the company's board of directors, prior to the date the interested stockholder becomes an interested stockholder, approves the acquisition;

    -- if, upon consummation of the transaction that made a person an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the this calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

    -- if the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the outstanding voting stock of the disinterested stockholders at an annual or special meeting.

    The Texas Business Combination Law also prohibits certain transactions with "affiliated shareholders" for a three-year period after the acquisition. Under the Texas Business Combination Law, an affiliated shareholder is one who owns 20% or more of the Company's outstanding voting shares (rather than 15% under Delaware law). Thus, under the Delaware Business Corporation Statute, stockholders owning 15% of Net Master Delaware's Common Stock (or in certain cases an even smaller percentage) might be able to block certain transactions, which is a smaller percentage than is currently the case under Texas law. The application of either statute could make it more difficult or discourage a tender offer or the completion of a "second step" merger by a holder of a substantial block of stock, irrespective of whether such action might be perceived by stockholders holding a majority of Common Stock to be beneficial.

    The application of the Delaware Business Combinations Statute could adversely affect the ability of stockholders to benefit from certain transactions which are opposed by the Board of Directors or by stockholders owning 15% of Net Master Delaware's Common Stock, even if the price offered in such transactions represents a premium over the then-current market price of Net Master Delaware's Common Stock. To the extent that the Board of
Directors' disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board of Directors and current management may be strengthened, thereby assisting those persons in retaining their positions.

    In recent years there have been a number of surprise takeovers of publicly-owned corporations. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tender offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the board of directors of the target company. Such a "second step" business combination automatically eliminates minority interests in the target company, often for less valuable consideration per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its stockholders.

    The Texas business combination statute applies unless the Articles of Incorporation of the corporation specifically provide that it will not apply. The Company's Articles of Incorporation do not change this statutory provision. The Delaware Business Combinations statute does not apply to a corporation unless that corporation has a class of stock listed on a national securities exchange, authorized for quotation on NASDAQ, or is held by more than 2,000 stockholders. In addition, a corporation not otherwise subject to the Delaware Business Combinations statute can elect the protection of the Delaware Business Combination statute in its Certificate of Incorporation either as an originally filed article or a duly adopted amendment to the Certificate of Incorporation. At the current time, Net Master Delaware is not subject to the Delaware Business Combination statute. In the future, if Net Master Delaware becomes subject to the Delaware Business Combination statute because its stock is traded on a national exchange, is authorized for quotation on NASDAQ or its stock is held by more than 2,000 stockholders. The Delaware Business Combination statute's effect will be prospective and will only apply to shareholders who become "interested stockholders" after Net Master Delaware becomes subject to the Delaware Business Combination statute.

    3. RIGHT TO CALL SHAREHOLDER MEETINGS. Under Texas law, holders of not less than 10% of all of the shares entitled to vote have the right to call a special shareholders' meeting, unless the articles of incorporation provide for a number of shares greater than or less than 10%, in which event, special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the articles of incorporation, but in no event may the articles of incorporation provide for a number of shares greater than 50% that would be required to call a special meeting. The Company's

Articles of Incorporation do not alter the statutory provision. Delaware law provides that special meetings of the stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws. The Certificate of Incorporation and Bylaws of Net Master Corporation do not provide for the call for a special stockholders meeting by the shareholders. Rather, the Certificate of Incorporation states that only the Board of Directors or the Chairman of the Board of Directors can call a special stockholders meeting.

    4. RIGHT OF SHAREHOLDERS TO VOTE ON CERTAIN MERGERS. Under Texas law, shareholders have the right to vote on all mergers to which the corporation is a party, except for the merger into the surviving corporation of subsidiaries owned 90% or more by the surviving corporation (for which a shareholder vote also is not required under Delaware law) or as specified in the next paragraph.

    Unless the articles of incorporation provides otherwise, the approval of the shareholders of the corporation in a merger is not required under Texas law if:
(i) the corporation is the sole surviving corporation in the merger; (ii) there is no amendment to the corporation's articles of incorporation; (iii) each shareholder holds the same number of shares after the merger as before, with identical designations, preferences, limitations and relative rights; (iv) the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding prior to the merger by more than 20%; (v) the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding prior to the merger by more than 20%; and (vi) the board of directors of the corporation adopts a resolution approving the plan of merger.

    In certain circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the articles of incorporation provides otherwise, approval of the holders of at least two-thirds of all outstanding shares entitled to vote is required by Texas law to approve a merger. In the Company's opinion, the Company's current Articles of Incorporation effectively provide that a 51% affirmative vote of the issued and outstanding shares of the Company is required for such action.

    Under Delaware law approval by the holders of a majority of all outstanding shares is required to approve a merger, unless the certificate of incorporation provides otherwise. The Net Master Delaware's Certificate of Incorporation does not alter the Delaware statutory rules described above. Under Delaware law, unless the certificate of incorporation provides otherwise, stockholders of the surviving corporation in a merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where; (x) the agreement of merger does not amend in any respect the certificate of incorporation of such corporation; (y) each share of stock of such corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. Net Master Delaware is a wholly owned subsidiary of the Company and therefore Shareholder approval by Net Master Corporation is not required.

    5. SALES, LEASES, EXCHANGES OR OTHER DISPOSITIONS. The sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture, unless otherwise provided in the articles of incorporation) of all, or substantially all, of the property and assets of a Texas corporation, if not made in the usual and regular course of its business, requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation. The Company's Articles of Incorporation reduces the required percentage to 51% of the shares entitled to vote. A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. Net Master Delaware's Certificate of Incorporation does not so provide.

    6. APPRAISAL RIGHTS. Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, and as set forth hereunder, shareholders of Texas corporations have appraisal rights in the event of a merger, consolidation, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan of merger in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the shares held by the shareholder are part of a class of shares of which are listed, or authorized for listing upon official notice of issuance, on a national securities exchange, or are held of record by not less than 2,000 holders, on the record date for the plan of merger or the plan of exchange; and (ii) the shareholder is not required by the terms of the plan of merger or exchange to accept for his shares any consideration other than (a) shares of a corporation that, immediately after the merger or exchange, will be part of a class or series of shares which are: (x) listed, or authorized for listing upon official notice of issuance, on a national securities exchange, or (y) held of record by not less than 2,000 holders; and (b) cash in lieu of fractional shares otherwise entitled to be received. The appraisal rights of a shareholder of a Texas corporation are summarized herein under "Rights of Dissenting Shareholders" below.

    Shareholders of a Delaware corporation have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or such stock is held of record by more than 2,000 shareholders, or in the case of a merger in which a Delaware corporation is the surviving corporation, if: (i) the agreement of merger does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding share of the surviving corporation after the effective date of the merger; and (iii) the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger. Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sentence, stockholders would have appraisal rights nevertheless if they are required by the terms of the agreement of merger or consolidation to accept for their stock anything other than: (i) shares of stock (a) of the surviving corporation; (b) of any other corporation whose shares will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (c) held of record by more than 2,000 stockholders; (ii) cash in lieu of fractional shares; or (iii) a combination of such shares and cash. Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers. Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation or the sale of all or substantially all of the assets of the corporation. Net Master Delaware currently has no such provisions in its Certificate of Incorporation.

    7. SHAREHOLDER CONSENT TO ACTION WITHOUT A MEETING. Under Texas law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of the shares entitled to vote thereon. The articles of incorporation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of shares which would be required to take the action which is the subject of the consent at a meeting at which the holders of the shares entitled to vote thereon were present and voted. The Company's Articles of Incorporation does not address the use of written consents in lieu of a meeting with respect to any action subject to shareholder approval, although the Company did attempt to allow for majority shareholders action in its Bylaws. Under Texas law, the provision must be contained in the Company's Articles of Incorporation to be effective. As a result, the taking of any such action without a meeting requires the unanimous written consent of all of the Company's shareholders entitled to vote thereon.

    Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at such meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders. Net Master Delaware's Certificate of Incorporation does not allow for shareholder action without a duly called annual or special meeting. Therefore, shareholder written consents are not permitted by Net Master Delaware's Certificate of Incorporation.

    8. NUMBER OF DIRECTORS. Under Texas law, a corporation's Board of Directors must consist of at least one member. The Company's current Bylaws require that the Company's Board of Directors consist of three (3) persons. At the present time, Ms. Coccaro is the only member of the Board of Directors. Similarly under Delaware law, a corporation's Board of Directors must have at lease one member. As discussed in item 9 directly following, the Board of Directors can increase the number of members of the Board of Directors and fill the newly created directorships without further shareholder action.

    9. PROCEDURES FOR FILLING VACANT DIRECTORSHIPS. Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, although less than a quorum. A directorship to be filled by reason of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. The Company's current Bylaws require that vacancies that occur due to the creation of new directorships must be filled by election of the shareholders at an annual or special meeting called for that specific purpose.

    Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies or newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum. The Certificate of Incorporation and Bylaws of Net Master Delaware do not alter this statutory provision.

    10. VOTING BY PROXY. Under Texas and Delaware law, a shareholder may authorize another person or persons to act for such shareholder by proxy. However, unless otherwise provided in the proxy, under Delaware law a proxy is valid for three years from its date, while a proxy under Texas law is only valid for eleven (11) months from its date.

    11. CHARTER AMENDMENTS. Under Texas law, an amendment to the articles of incorporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different amount, not less than a majority, is specified in the articles of incorporation. The Company's current Articles of Incorporation reduce the required percentage to 51% for such action. Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation's stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. The Certificate of Incorporation of Net Master Delaware alters this statutory provision to the extent that it requires the affirmative vote of 80% of the shares entitled to vote thereon to amend or repeal Articles V, VI, VII and VIII of the Certificate of Incorporation. All other amendments to or repeal of specific Articles of the Certificate of Incorporation would be made consistent with the statutory provision discussed above.

    12. BYLAW AMENDMENTS. Under Texas law, the Board of Directors may amend, repeal or adopt a corporation's bylaws unless the articles of incorporation reserves this power exclusively to the shareholders, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the Board of Directors may not amend or repeal that bylaw. The Company's Articles of Incorporation do not restrict the ability of the Board of Directors to amend, repeal or adopt bylaws, and the Company's shareholders have not to date amended, repealed or adopted a particular bylaw restricting the ability of the Board of Directors to amend or repeal such bylaw. Similarly, under Delaware law, the right to amend, repeal or adopt the bylaws is permitted to the stockholders of the corporation and the corporation's Board of Directors, if the corporation's Certificate of Incorporation so provides. Net Master Delaware's Certificate of Incorporation provides that its Bylaws may be amended, repealed or adopted by the Board of Directors. Under Delaware law, the grant of the power to amend, repeal or adopt the bylaws conferred upon the Board of Directors of Net Master Corporation will not divest its stockholders of the power, or limit their power, to amend, repeal or adopt such bylaws.

    13. CLASS VOTING. Under Texas law, class voting is required in connection with certain amendments of a corporation's articles of incorporation, a merger or consolidation requiring the shareholder approval if the plan of merger or consolidation contains any provision which, if contained in a proposed amendment to a corporation's articles of incorporation, would require class voting or certain sales of all or substantially all of the assets of a corporation. In contrast, under Delaware law class voting is not required in connection with such matters, except in the case of an amendment of a corporation's certificate of incorporation which adversely affects a class of shares. The Company and Net Master Corporation currently each only have one class of stock.

    14. CUMULATIVE VOTING. Under Texas law, unless eliminated by the Articles of Incorporation, a shareholder has the right to use cumulative voting when casting his or her vote for members of the Board of Directors in an annual or special meeting. Cumulative voting allows a shareholder to cumulate his or her vote, i.e. number of shares multiplied by the number of director nominees and cast the total number of votes for one or more of the director nominees. The Company's current Articles of Incorporation do not eliminate cumulative voting rights of shareholders. Delaware law also allows cumulative voting if provided by the Certificate of Incorporation. Net Master Delaware's Certificate of
Incorporation specifically eliminates cumulative voting. Thus, a shareholder can vote only the number of his or her shares for each director.

    15. PREEMPTIVE RIGHTS. Under Texas law, unless eliminated by the articles of incorporation, shareholders have preemptive rights. Preemptive rights generally gives the shareholder the right to participate in future offerings of stock or securities of a corporation to maintain the percentage of their equity ownership in the corporation. Shareholders with preemptive rights can, under Texas law, sue to obtain the benefit of such rights for a period of up to four years after a sale of stock or securities made in violation of their preemptive rights. The Company's current Articles of Incorporation do not eliminate shareholders' preemptive rights. Delaware law also provides for shareholder preemptive rights if specifically granted by the Certificate of Incorporation. Net Master Delaware's Certificate of Incorporation specifically eliminates shareholders' preemptive rights.

    16. REMOVAL OF DIRECTORS. A Texas corporation may provide for the removal of a director with or without cause in its articles of incorporation or bylaws. In the case of a corporation in which shareholders have cumulative voting rights, if less than the entire board of directors is to be removed, no director can be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors. Neither the Company's Articles of Incorporation nor its Bylaws provide for this right.

    Under Delaware law, a majority of stockholders may remove a director with or without cause except: (i) if the board of directors of a Delaware corporation is classified (i.e. elected for staggered terms), in which case a director may only be removed for cause, unless the corporation's certificate of incorporation provides otherwise; or (ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part. The Certificate of Incorporation of Net Master Delaware specifically prohibits cumulative voting. The Certificate of Incorporation of Net Master Delaware provides that once the number of directors equals or exceeds three (3), the Board of Directors will consist of three classes of directors, with each class to consist of as nearly an equal number of directors as possible and with each class of directors coming up for election by the stockholders every three years. See Proposal Three for a full explanation of the classified Board of Directors. The Certificate of Incorporation for Net Master Delaware allows for the removal of a member of the Board of Directors with or without cause upon the (i) the affirmative vote of the majority of the Whole Board (as that term is defined in the Certificate of Incorporation), or (ii) the affirmative vote of the holders of at least a majority of the Net Master Delaware Common Stock, voting together as a single class, regardless of the fact that Net Master Delaware has a classified board. Therefore, assuming approval of the proposal for a classified Board of Directors, and the eventual increase in the number of directors to three (3) or more, directors of Net Master Delaware may be removed with or without cause.
The Certificate of Incorporation of Net Master Delaware does not provide for a supermajority vote for removal of directors, but does provide that the provision for the staggered board may not be amended except by an 80% vote of the stockholders.

    17. INSPECTION OF BOOKS AND RECORDS. Under Texas law, a shareholder may, for a proper purpose, inspect the books and records of a corporation if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand. Under Delaware law, any shareholder may inspect the corporation's books and records for any proper purpose.

    18. DISTRIBUTIONS AND DIVIDENDS. Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's shares or rights to acquire its share), or an issuance of indebtedness, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or
(iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (essentially, the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the board.

    Under Delaware law, a corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus (defined similarly to Texas law) or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, provided there remains in the stated capital account an amount equal to the par value of any shares having a distribution preference.

    19. STOCK REDEMPTION AND REPURCHASE. As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital any shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.

    20. INDEMNIFICATION OF DIRECTORS AND OFFICERS. Texas and Delaware law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Reincorporation is approved, the indemnification provisions of Delaware law will not apply to any act or omission that occurs before the Effective Date. The following is a summary comparison of the indemnification provisions of Texas and Delaware law:

    SCOPE. Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by its articles of incorporation or a bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding, provided said person has acted in good faith and reasonably believed (a) in the case of a civil proceeding, that his conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceedings, that he or she had no reasonable cause to believe his conduct was unlawful. However, if the person is found liable to the corporation, or if the person is found liable on the basis that he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

    Delaware law permits a corporation to indemnify directors, officers, employees, or agents against judgments, fines, amounts paid in settlement, and reasonable costs, expenses and attorneys' fees paid or incurred in connection with any proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent acted in good faith and reasonably believed (a) in the case of a civil proceeding, that his or her conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceedings, that he or she had no reasonable cause to believe his or her conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for reasonable expenses incurred in connection with such suit (a) if such person acted in good faith and in a manner in or not opposed to the best interests of the corporation, and (b) if found liable to the corporation, only if ordered by a court of law. Section 145 of the DGCL provides that such section is not exclusive of any other indemnification rights that may be granted by a corporation to its directors, officers, employees or agents.

    The Certificate of Incorporation of Net Master Delaware provides for mandatory indemnification of directors to the fullest extent permitted by Delaware law, unless the non-interested directors determine that the person seeking indemnification did not meet the standards set forth above. The Bylaws of Net Master Delaware permits indemnification of other persons, including officers of Net Master Delaware, to the extent authorized from time to time by the Board of Directors. The right to indemnification is a contract right and includes the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, provided that the indemnitee undertakes to repay all amounts so advanced if it is ultimately determined that such indemnitee is not entitled to be indemnified for such expenses.

    ADVANCEMENT OF EXPENSES. Under Texas law, expenses, including reasonable court costs and attorneys' fees, incurred by a director, officer or other eligible person, who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director of such corporation may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding after the corporation receives: (i) a written affirmation by the director, officer or other eligible person of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law; and (ii) a written undertaking by or on behalf of the director, officer or other eligible person to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law.

    Delaware law provides for the advancement of expenses for such proceedings upon receipt of a similar undertaking, such undertaking, however, need not be in writing. Delaware law does not require that such director give an affirmation regarding his conduct in order to receive an advance of expenses.

    PROCEDURE FOR INDEMNIFICATION. Texas law provides that a determination that indemnification is appropriate will be made: (i) by a majority vote of a quorum consisting of directors who, at the time of the vote, are not party to the proceeding; (ii) if such a quorum cannot be obtained, by a majority vote of a special committee of the board of directors consisting solely of two or more directors, who at the time of the vote, are not party to the proceeding; (iii) by special legal counsel selected by the board of directors or a committee thereof or, if a quorum cannot be obtained, by majority vote of all directors; or (iv) by vote of all shareholders, but excluding from the vote those shares held by directors who, at the time of the vote, are party to the proceeding. The Company's current Articles of Incorporation requires a 2/3 vote of the disinterested directors and further the disinterested directors must make a determination that the person seeking indemnification was not liable by virtue of his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties to the corporation. If a majority of the Board of Directors is not disinterested, the same determination discussed in the previous sentence must be made by an independent legal counsel appointed for that purpose.

    Delaware law provides that a determination that indemnification is appropriate will be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct by independent legal counsel in a written opinion; or (iv) by stockholder vote. Neither Net Master Delaware's Certificate of Incorporation nor its Bylaws alter this statutory provision.

    MANDATORY INDEMNIFICATION. Under Texas law, indemnification by the corporation is mandatory only if the director, officer or other eligible person is wholly successful on the merits or otherwise, in the defense of the proceeding. Delaware law requires indemnification with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.

    STANDARD OF CARE. The standard of care required under Texas and Delaware law is substantially the same. In general, directors are charged with the duty in their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person's own affairs.

    INSURANCE. Texas and Delaware law both allow a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person, whether or not the corporation would otherwise have the power to indemnify him against that liability. Under Texas law, a corporation may also establish and maintain arrangements, other than insurance, to protect these individuals, including a trust fund or surety arrangement. The Company currently does not maintain director and officer liability insurance but plans to do so if and when it acquires an operating business.

    PERSONS COVERED. The provisions of Texas and Delaware law relating to discretionary indemnification of officers, employees and agents are similar.

    SHAREHOLDER REPORT. Texas law requires a written report to the shareholders upon indemnification or advancement of expense. Delaware law does not have a similar reporting requirement.

    21. LIMITED LIABILITY OF DIRECTORS. Texas law permits a corporation to have a provision in its articles of incorporation eliminating or limiting the monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director's duties. However, Texas law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its shareholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a knowing violation of law; (iv) engaging in a transaction from which the director obtains an improper benefit; or (v) violating applicable statutes which expressly provide for the liability of a director. The Company's current Articles of Incorporation do not provide for this right.

    Delaware law similarly permits the adoption of a charter provision limiting or eliminating the monetary liability of a director to a corporation or its shareholders by reason of a director's breach of the fiduciary duty of care. Delaware law does not permit any limitation of the liability of a director for:
(i) breaching the duty of loyalty to the corporation or its stockholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a knowing violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) declaring an improper dividend or approving an illegal stock purchase or redemption. The Certificate of

Incorporation of Net Master Delaware eliminates the monetary liability of a director to the fullest extent permitted by applicable law.

RIGHTS OF DISSENTING SHAREHOLDERS

    With certain exceptions which are not applicable to the Reincorporation,
Article 5.11 of the Texas Business Corporation Act gives each shareholder of the Company the right to object to a merger and to demand payment of the fair value of his shares calculated as of the day before the vote was taken authorizing the merger, excluding any appreciation or depreciation in anticipation of the merger. Inasmuch as the Reincorporation contemplates such a merger of the Company, the rights under said Article 5.11 will apply to the Reincorporation. However, because the Reincorporation is not intended to have any material effect upon the Company's business or financial condition, the Company reserves its right to abandon the Reincorporation for any reason at any time before the Reincorporation becomes effective, and could expect to do so if the holders of a substantial number of shares of the Company's Common Stock exercise such dissenter's rights.

    In order to perfect such rights, a shareholder of the Company must, prior to the taking of the vote of shareholders on the merger, file with the Company a written objection to the merger, notifying the Company that his right to dissent will be exercised if the merger is effected and specifying the address to which notice will be delivered or mailed in such event. If the merger of the Company into Net Master Delaware is effected and the shareholder has not voted in favor thereof, the Company must, within ten days after the merger is effected, deliver or mail to such shareholder written notice thereof and such shareholder may, within ten days from the delivery or mailing of such notice, make written demand on the surviving corporation for payment of the fair value of his shares. Such demand must state the number and class of shares owned by the dissenting shareholder and his estimate of the fair value thereof. It is not necessary for the shareholder to vote against the Reincorporation (although he may not vote in favor of the Reincorporation, if he desires to preserve his dissenter's appraisal rights); however, any shareholder failing to make demand within the ten day period will be bound by such corporate action. A vote against or abstaining with respect to the proposed Reincorporation will not satisfy the requirement that the shareholder makes demand for payment of his shares. Within 20 days after demanding payment for his or her shares in the manner described above, each holder of certificates representing shares so demanding payment will submit such certificates to the corporation for notation thereon that such demand has been made.

    Within 20 days after receipt by the Company of a demand by the dissenting shareholder for payment of the fair value of his shares, the Company will deliver or mail to the dissenting shareholder a written notice to the effect that it will either: (i) pay the amount claimed within 90 days after the date the merger is effected upon the surrender of the duly endorsed certificates; or
(ii) pay some other amount as the fair value within 90 days after the date the merger was effected, upon receipt of notice within 60 days after the date the merger was effected from the shareholder that he will accept such amount in exchange for surrender of his duly endorsed certificates. If the Company and the dissenting shareholder can agree upon the fair value, such value will be paid and the dissenting shareholder will cease to have any interest in such shares or in the corporation. If agreement as to the fair value cannot be reached, either the dissenting shareholder or the Company may, within the time limits prescribed by Article 5.12, file a petition in a court of competent jurisdiction in Harris County, Texas, asking for a finding and determination of the fair value of such shares. Court costs will be allocated between the parties in such manner, as the court will determine to be fair and equitable.

    The foregoing summary does not purport to be a complete statement of the rights of dissenting shareholders, and such summary is qualified in its entirety by references to Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act, which are reproduced in full as Appendix D hereto.

VOTE REQUIRED FOR REINCORPORATION

    Approval of the Reincorporation, including the Merger Agreement, will require the affirmative vote of the holders of at least 51% of the Company's Common Stock outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal. APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF NET MASTER DELAWARE AND ALL PROVISIONS THEREOF EXCEPT WITH RESPECT
TO THE MATTERS SET FORTH IN PROPOSAL THREE TO BE SEPARATELY VOTED UPON BY THE SHAREHOLDERS.

    THE BOARD OF DIRECTORS BELIEVES THAT THE REINCORPORATION IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" ITS APPROVAL.

PROPOSAL 3: TO APPROVE THE ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS OF THE COMPANY WHEN THE CHANGE IN ITS STATE OF INCORPORATION, PROPOSED ABOVE, OCCURS AND UPON THE INCREASE OF NUMBER OF MEMBERS ON THE BOARD OF DIRECTORS TO THREE (3) OR MORE.

GENERAL

    The Company's Bylaws currently require that the Board of Directors consist of three (3) members elected to one-year terms at each annual meeting of the shareholders. As discussed previously, the Company currently only has one acting director. Net Master Delaware's Certificate of Incorporation only requires one initial director. The Net Master Delaware Certificate of Incorporation allows the Board of Directors to increase the number of directors without shareholder action or approval. It is anticipated that the number of directors will be increased after the Reincorporation if the Company acquires an operating business. Therefore, as part of the Company's proposed Reincorporation in Delaware (see Proposal 2 regarding the Reincorporation in Delaware) and the Merger into Net Master Delaware contemplated thereby, the Company seeks to establish a classified board of directors by dividing the Board of Directors into three classes with staggered terms, to become effective upon the increase in the number of directors to three or more.

    A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process The Company does not qualify to adopt a classified board of directors under Texas law because a board must consist of at least nine members if shareholders have cumulative voting rights. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Certificate of Incorporation and Bylaws of Net Master Delaware provide for a classified Board of Directors with three classes of directors (the "Classified Board Provision") to take effect upon the increase of the number of Board members to three or more.

    Under the Classified Board Provision, the Board of Directors would be divided into three classes, designated Class I, Class II and Class III. All directors in Class I would hold office until the first annual meeting of stockholders following the implementation of the Classified Board Provision as described above; all directors in Class II would hold office until the second annual meeting of stockholders following such implementation of the Classified Board Provision as described above; and all directors in Class III would hold office until the third annual meeting of the stockholders following such implementation of the Classified Board Provision as described above, and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their respective two-year and three-year terms until the successors are duly elected and qualified or until earlier resignation, removal from office or death. Any director chosen by the directors to fill a vacancy in the Board of Directors will hold office for the unexpired term in respect of which such vacancy occurs.

    Net Master Delaware's Certificate of Incorporation provides that when the Board of Directors increase the number of Board members to three or more, the remaining directors then in office will have the power and authority to fill the vacancies and to determine the class into which each director should be placed. After the initial classification of the Board, the manner of election described in the previous paragraph and following section will control.

    By approving Proposal 3, shareholders will be approving the Classified Board Provision and the manner in which the initial classification of directors will occur when the Board of Directors votes to increase the number of directors to three or more, and the election of the same director who is nominated for election to the Board of Directors of the Company under Proposal 1.

CLASSIFIED BOARD

    At each annual meeting scheduled to be held after the proposed Reincorporation, and the actual increase in the number of directors to be three or more and the initial classification as described above, directors to replace those of a Class whose terms expire at such annual meeting will be elected to hold office until the third succeeding annual meeting and until their respective successors will have been duly elected and qualified. If the number of directors is later changed, any newly created directorships or decrease in directorships will be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. Thus, after the proposed Reincorporation, actual increase in the number of directors to three or more and the initial classification, stockholders will elect only one-third of the directors at each annual meeting of stockholders.

    The Director believes that dividing the directors into three classes is advantageous to the Company and its shareholders because by providing that directors will serve three-year terms rather than one-year terms, the likelihood of continuity and stability in the policies formulated by the Board will be enhanced. Although the Director is not aware of any problems experienced by the Company in the past with respect to such continuity and stability, the Director believes that a classified Board of Directors could decrease the likelihood of such problems arising in the future. In addition, the Director believes that a classified Board of Directors will assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors.

    The Director also believes that a classified board would, if adopted, reduce the possibility that a third party could effect an unsolicited change in control of the Company's Board of Directors. A classified board would likely allow the Board and management, if confronted by a proposal from a third party who has acquired a block of the Company's Common Stock, sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a better transaction, if possible, for the stockholders.

    The Director of the Company believes that if a potential acquirer were to purchase a significant or controlling interest in the Company, such potential acquirer's ability to remove the Company's directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with the potential acquirer. The threat of obtaining control of the Board may deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken.

    Since the creation of a classified Board will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of the Company's outstanding Common Stock, the existence of a classified board could tend to discourage certain tender offers which stockholders might feel would be in their best interests. Because tender offers for control usually involve a purchase price higher than the current market price, the creation of a classified board could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Company's stock, enabling stockholders to sell their shares at a price higher than that which otherwise would prevail. In addition, the creation of a classified board could make the Company's Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops. Since these provisions will make the removal of directors more difficult, it will increase the directors' security in their positions and, since the Board has the power to retain and discharge management, would tend to perpetuate incumbent management. In addition, the additional time required to change control of the Board makes it more difficult for stockholders to change the composition of the Board even if they believe such a change desirable.

    The foregoing discussion of the Certificate of Incorporation and Bylaws of Net Master Delaware is qualified in its entirety by reference to the relevant sections of such Certificate and Bylaws attached to this Proxy Statement as Appendices B and C, respectively.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

    Approval of the adoption of a classified Board of Directors after the proposed Reincorporation, which will also constitute approval of the provisions of the Certificate of Incorporation and the Bylaws of establishing such a classified Board, will require the affirmative vote of the majority of outstanding shares of Common Stock of the Company, present, either in person or by proxy and entitled to vote at the meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ESTABLISHMENT OF A CLASSIFIED BOARD.

FURTHER INFORMATION

BOARD OF DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

    Set forth below is information with respect to each director and executive officer of the Company as of May 8, 2000. The executive officers are elected by the Board of Directors and serve at the discretion of the Board.

NAME                               AGE                POSITION

Nora Coccaro                       43       Director, President, Treasurer
                                               and Secretary

DIRECTOR AND EXECUTIVE COMPENSATION

    During 1999, and until January 25, 2000, J. Dan Sifford acted as the president and a director for the Company. He was compensated indirectly as an officer of the Company's sole consultant, Intrepid International, S.A. (Panama) and Intrepid International, Ltd. (Nevada). The amount of compensation that Mr. Sifford received from Intrepid was not directly related or linked to the amount of fees billed by Intrepid to the Company for work done on the Company's behalf by Mr. Sifford. During 1999, the Company accrued but did not pay Intrepid consulting fees and reimbursement of expenses in the amount of $21,239. During the first quarter of 2000, the Company paid consulting fees and reimbursement of expenses to Intrepid in the amount of $27,700. The Company still owes Intrepid $2,533. The consulting relationship between the Company and Intrepid was terminated on __________________.

    Nora Coccaro was compensated for her services to the Company from November 17, 1999 to the current date as follows:

As the sole director and President, Secretary and Treasurer she is paid by the Company a consulting fee in the amount of $2,500 per month plus reimbursement of her out-of-pocket expenses. During 1999, the Company accrued but did not pay consulting fees to Ms. Coccaro in the amount of $2,500. Through April 2000, the Company has paid Ms. Coccaro consulting fees of $10,000. Ms. Coccaro has not incurred any significant out-of-pocket expenses to date.

EMPLOYMENT AGREEMENTS AND CHANGE-OF-CONTROL ARRANGEMENTS

    There are no current employment agreements between the Company and any employee or other person. It is anticipated, however, that the Company will enter into employment agreements with key management if and when an operating business is acquired.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than 10 percent of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10 percent shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of the
Section 16(a) reports furnished to the Company, during the fiscal year ended December 31, 1999 and through May 16, 2000, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10 percent beneficial owners were complied with.

ACQUISITIONS BY THE COMPANY THAT MIGHT OCCUR BEFORE THE NEXT ANNUAL MEETING

    On March 28, 2000, the Company signed a letter of intent for the acquisition of two related companies. The first company is a Swedish company with an Internet shopping mall and other Internet related intellectual property. This company will be acquired in exchange for 2,000,000 shares of the Company's common stock. The second company is a Nevada corporation that has entered into a contract with an international not-for-profit organization granting it the right to market e-commerce business and related activities to the organization's approximately 500,000 members world-wide. This company will be acquired in exchange for up to 1,500,000 shares of the Company's common stock, including shares to be issued to the not-for-profit organization. The rights and benefits of the contract with the not-for-profit organization will be transferred to the Company as part of its acquisition of this company. Finally, the Company has agreed to issue 300,000 shares of its Common Stock to Valor Invest Ltd. as payment for Valorinvest Ltd.'s assistance in introducing the Company to target companies and for its assistance in negotiating the commercial arrangements. Valor Invest Ltd. is a current shareholder of the Company. It currently owns 540,000 shares of Common Stock of the Company or 8.52% of the issued and outstanding shares of Common Stock of the Company.

    Closing of these acquisitions will only take place after completion of due diligence and evaluation, securing of necessary financing for the development, expansion and operation of the new businesses and negotiation of definitive acquisition agreements. This process started March 28, 2000 and is still ongoing. The Company has not entered into such definitive agreements and there is no assurance that these transactions will be consummated on the terms described above or on any other basis, if at all. Consummation of the transactions contemplated in the letter of intent does not require the approval of the Shareholders of the Company.

CERTAIN TRANSACTIONS

    In conjunction with the acquisitions of the target companies described above, the Company has executed a contract with MFC Merchant Bank S.A. ("MFC") to act as Placement Agent for a private placement of up to 1,500,000 shares of its Common Stock to accredited non-U.S. investors. MFC is a current shareholder of the Company, owning 540,000 shares or 8.52% of the issued and outstanding Common Stock of the Company. This placement will be exempt from the prospectus and registration requirements of the Securities Act of 1933 pursuant to Regulation S. As compensation for acting as Placement Agent, MFC will be paid $0.50 per share sold. In addition the Company will issue a minimum of 750,000 and a maximum of 1,000,000 warrants to purchase 750,000 and a maximum of 1,000,000 shares of the Company's Common Stock at $5.50 per share. The warrants will be exercisable for a period of three years from July 31, 2000 unless the offering closes earlier.

PROPOSALS FOR NEXT ANNUAL MEETING

    The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in the Company's proxy statement for its 2001 Annual Meeting of Shareholders is December 31, 2000. After December 31, 2000, notice to the Company of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely, and the person named in proxies solicited by the Board of Directors of the Company for its 2001 Annual Meeting of Shareholders may exercise discretionary authority voting power with respect to any such proposal as to which the Company does not receive timely notice.

OTHER MATTERS

    As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

INCORPORATION BY REFERENCE

    The Company has incorporated by reference the following information:

a. The Financial Statements and related disclosures contained in the Form 10-K-SB filed with the SEC on March 31, 2000 and the Form 10-Q-SB filed with the SEC on May 15, 2000. The Annual Report sent to Shareholders at the same time or included with this Proxy Statement contains the Financial
    Statements and related disclosures contained in the Form 10-K-SB.

b. The Articles of Incorporation and amendments thereto and the Bylaws of the Company contained in the Form 10-K-SB filed with the SEC on March 31, 2000.


                               By order of the Board of Directors,

                               Nora Coccaro
                               President

Vancouver, Canada
May 26, 2000

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made as of _______________, 2000, between NET MASTER CONSULTANTS, INC., a Texas corporation ("NET MASTER CONSULTANTS"), and NET MASTER HOLDINGS, INC., a Delaware corporation ("NET MASTER DELAWARE").

         A. NET MASTER CONSULTANTS is a corporation duly organized and existing under the laws of the State of Texas, with authorized capital stock of one hundred million (100,000,000) shares of Common Stock, $0.0001 par value.

         B. NET MASTER DELAWARE is a corporation duly organized and existing under the laws of the State of Delaware, with authorized capital stock of forty million (40,000,000) shares of Common Stock and ten million (10,000,000) shares of Preferred Stock, both with $0.0001 par value.

         C. The directors of NET MASTER CONSULTANTS and NET MASTER DELAWARE deem it advisable and to the advantage of each corporation that NET MASTER CONSULTANTS merge into Net Master Delaware on the terms and conditions provided herein (the "Merger").

         NOW THEREFORE, NET MASTER CONSULTANTS and NET MASTER DELAWARE hereby adopt the plan of reorganization encompassed by this Merger Agreement and agree that NET MASTER CONSULTANTS will merge into NET MASTER DELAWARE pursuant to the terms of this Merger Agreement.

         1. The Effective Date of the Merger will be defined as the date on which the required Articles of Merger have been filed with the Secretary of State for the State of Texas or the date when a Certificate of Merger together with this Merger Agreement is filed with the Secretary of State of the State of Delaware, whichever date is later.

         2. NET MASTER CONSULTANTS and NET MASTER DELAWARE will, pursuant to the provisions of the Texas Business Corporation Act and the provisions of the laws of the State of Delaware, be merged with and into a single corporation, NET MASTER DELAWARE, which will be the surviving corporation upon the Effective Date of the Merger (sometimes hereinafter referred to as the "Surviving Corporation"), and which will continue to exist as the Surviving Corporation under its present name pursuant to the provisions of the laws of the jurisdiction of its incorporation. The separate existence of NET MASTER CONSULTANTS, which is sometimes hereinafter referred to as the "Terminating Corporation", will cease upon the Effective Date in accordance with the provisions of the Texas Business Corporation Act.

         3. The Certificate of Incorporation and Bylaws of the Surviving Corporation, a copy of which are attached hereto as Exhibit A, will upon the Effective Date be the Certificate of Incorporation and Bylaws of the Surviving Corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of its incorporation.

         4. The directors and officers in office of the Terminating Corporation upon the Effective Date will be the members of the first Board of Directors and the first officers of the Surviving Corporation, all of whom will hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the Surviving Corporation.

         5. Each issued share of the Terminating Corporation will, upon the Effective Date, be converted into the right to receive one share of the Surviving Corporation. Each issued share of the Surviving Corporation will, upon the Effective Date, be cancelled and retired without any action on the part of the holder thereof, and no consideration will be paid or delivered in exchange therefor.

         6. The Surviving Corporation will (i) possess all of its assets, rights, powers and property as constituted immediately prior to the effective date of the merger, (ii) be subject to all action previously taken by its and the Terminating Corporation's Board of Directors, (iii) succeed without transfer, to all of the assets, rights, powers, and property of the Terminating Corporation, (iv) continue to be subject to all debts, liabilities and obligations of the Terminating Corporation as constituted immediately prior to the effective date of the merger, (v) succeed, without other transfer, to all of the debts, liabilities and obligations of the Terminating Corporation in the same manner as if the Surviving Corporation had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Texas Business Corporation Act, and (vi) be liable for the payment of the fair value of any shares held by a shareholder of the Terminating Corporation who has complied with the provisions of Article 5.12 of the Texas Business Corporation Act.

         7. The Merger Agreement will be submitted to the shareholders of the Terminating Corporation for their adoption or rejection in the manner prescribed by the provisions of the Texas Business Corporation Act, and the Merger will be authorized in the manner prescribed by the laws of the jurisdiction of incorporation of the Surviving Corporation.

         8. In the event that the Merger Agreement is adopted by the shareholders of the Terminating Corporation entitled to vote in the manner prescribed by the provisions of the Texas Business Corporation Act, and in the event that the Merger is duly authorized in compliance with the laws of the jurisdiction of incorporation of the Surviving Corporation, the Terminating Corporation and the Surviving Corporation agree that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Texas and the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the Merger.

         9. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation, respectively, agree to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which are or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Merger Agreement or of the Merger.

         10. This Merger Agreement may be amended at any time and in any manner desired by the Boards of Directors of NET MASTER CONSULTANTS and NET MASTER DELAWARE to clarify the intentions of the parties or effect or facilitate the purpose and intent of this Merger Agreement; provided that the amount or kind of shares to be received by the shareholders of the Terminating Corporation in exchange for or conversion of all or any of the shares of NET MASTER CONSULTANTS cannot be altered or changed, that no term of the Certificate of Incorporation of NET MASTER DELAWARE can be altered or changed, or that none of the other terms and conditions of this Merger Agreement can be altered or changed if such alteration or change would adversely affect the holders of NET MASTER CONSULTANTS common stock.

         11. At any time before the Effective Date and notwithstanding the approval of this Agreement by the stockholders of NET MASTER CONSULTANTS, the Board of Directors of NET MASTER CONSULTANTS may terminate this Merger Agreement, or defer consummation of the Merger for a reasonable period, if it finds that such action would be in the best interests of the two corporations.

         12. This Merger Agreement will be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of each corporation by their duly authorized officers.

                                              NET MASTER CONSULTANTS, INC.,
                                              a Texas corporation

                                              By: ____________________________
                                              Name: Nora Coccaro
                                              Title: President




                                              NET MASTER HOLDINGS, INC.
                                              a Delaware corporation

                                              By: ____________________________
                                              Name: Nora Coccaro
                                              Title: President

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                      FOR
                           NET MASTER HOLDINGS, INC.

                                ARTICLE I. NAME

         The name of the Corporation is Net Master Holdings, Inc. (the "Corporation").

                         ARTICLE II. REGISTERED OFFICE

         The address of the Corporation's registered office in the State of Delaware will be located at 1209 Orange Street, in the City of Wilmington, County of New Castle, Zip Code 19801. The registered agent in charge thereof is The Corporation Trust Company.

                              ARTICLE III. PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                            ARTICLE IV. CAPITAL STOCK

         The aggregate number of shares of stock that the Corporation will have authority to issue is Fifty million (50,000,000), of which Forty million (40,000,000) shares, with a par value of $0.0001 per share, are designated as Common Stock, and Ten million (10,000,000) shares, with a par value of $0.0001 per share, are designated as Preferred Stock.

         No holder of any stock of the Corporation will be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend.

         No holder of any stock of the Corporation will have the right of cumulative voting at any election of directors or upon any other matter.

         (a)  PROVISIONS RELATING TO THE COMMON STOCK.

                  (1) Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders, except as otherwise required by law.

                  (2) Any unissued or treasury shares of the Common Stock may be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors. The Common Stock will be subject to the express terms of the Preferred Stock, if any, and any series of

Preferred Stock, if any. Each share of Common Stock will be of equal rank and will be identical to every other share of Common Stock.

         (b) PROVISIONS RELATING TO THE PREFERRED STOCK. With regard to any shares of Preferred Stock authorized by the Corporation, the Board of Directors of the Corporation is expressly granted authority, as permitted by this Certificate of Incorporation or by the General Corporation Law of the State of Delaware, from time to time, by resolution or resolutions, to create one or more series of Preferred Stock, to fix the authorized number of shares of any such series (which number of shares may vary as between series and be changed from time to time by like action), and to fix the terms of such series, including but not limited to, the following:

                  (1) The distinctive designation of that series, which may be by distinguishing number, letter or title;

                  (2) The dividend rate on the shares of that series, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

                  (3) Whether that series will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                  (4) Whether that series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

                  (5) Whether or not the shares of that series will be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  (6) Whether that series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

                  (7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

                  (8) Any other relative rights, preferences and limitations of that series.

         Dividends on outstanding shares of Preferred Stock will be paid or declared and set apart for payment before any dividends are paid or declared and set apart for payment on the Common Stock with respect to the same dividend period. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series are insufficient to pay such holders the full preferential amount to which they are entitled, then such assets will be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

                         ARTICLE V. SHAREHOLDER MEETINGS

         Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors pursuant to a resolution stating the purpose or purposes for such meeting approved by a majority of the total number of directors which the Board of Directors of the Corporation would have if there were no vacancies (the "Whole Board") or by the Chairman of the Board of Directors of the Corporation and any power of stockholders to call a special meeting is specifically denied. No business other than that stated in the notice may be transacted at any special meeting. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Common Stock, voting together as a single class, will be required to alter, amend, or adopt any provision inconsistent with or repeal this Article V.

                         ARTICLE VI. BOARD OF DIRECTORS

         All power of the Corporation are vested in and exercised by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

         The following provisions of this Article VI apply to the Board of Directors of the Corporation:

         (a) NUMBER, ELECTION AND TERMS. Except as otherwise provided for pursuant to the provisions of Article IV relating to the rights of the holders of any class or series of the Preferred Stock to elect additional directors under specified circumstances, the number of the directors of the Corporation may be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors. So long as there are more than three directors, the directors will be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class ("Class I") to be originally elected for a term expiring at the first annual meeting of stockholders, another class ("Class II") to be originally elected for a term expiring at the second annual meeting of stockholders, and a third class ("Class III") to be originally elected for a term expiring at the third annual meeting of stockholders, with each class to hold office until its successor is duly elected and qualified. At each succeeding annual meeting of stockholders, directors elected to succeed those directors whose terms then expire will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such person's successor has been duly elected and qualified. Election of directors need not be by written ballot.

         (b) NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Except as otherwise provided for pursuant to the provisions of Article IV relating to the rights of the holders of any class or series of the Preferred Stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause are to be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, unless such Board of Directors determines that such newly created directorships or vacancies should be filled by the stockholders at a special meeting of the stockholders called pursuant to the terms of Article V of this Certificate. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor has been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors may shorten the term of any incumbent director. If the Board of Directors increases the size of the Board of Directors pursuant to this Article VI to three (3) or more members, and the Board of Directors had less than three
(3) members prior to the creation of new directorship(s), the remaining directors then in office will have the power and authority to fill said vacancies and to determine the class into which each director should be placed.

         (c) REMOVAL. Any director may be removed from office with or without cause by (i) the affirmative vote of the majority of the Whole Board, or (ii) the affirmative vote of the holders of at least a majority of the Common Stock, voting together as a single class.

         (d) AMENDMENT, REPEAL, ETC. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Common Stock, voting together as a single class, will be required to alter, amend, adopt any provision inconsistent with or repeal this Article VI.

                               ARTICLE VII. BYLAWS

         The Board of Directors is authorized to adopt, amend or repeal bylaws of the Corporation by a majority of the directors present at a meeting lawfully convened. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Common Stock, voting together as a single class, will be required to alter, amend, or adopt any provision inconsistent with, or repeal this Article VII.

                     ARTICLE VIII. AMENDMENT TO CERTIFICATE

         The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and, except as set forth in Article X, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article VIII. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Common Stock, voting together as a single class, will be required to alter, amend, adopt any provision inconsistent with or repeal Articles V, VI, VII or VIII of this Certificate.

                              ARTICLE IX. LIABILITY

         To the full extent permitted by the General Corporation Law of the State of Delaware or any of the applicable laws presently or hereafter in effect, no director or officer of the Corporation will be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director or officer of the Corporation. Any amendment or repeal of this Article IX will not adversely affect any right or protection of a director or officer of the Corporation existing immediately prior to such amendment or repeal.

                           ARTICLE X. INDEMNIFICATION

         (a) RIGHT TO INDEMNIFICATION. Any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity) is entitled to be indemnified by the Corporation (the "Indemnitee") to the full extent then permitted by law against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such proceeding.

         (b) INUREMENT. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this
Article X, will continue as to an Indemnitee who has ceased to hold the position by virtue if which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

         (c) NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and to the advancement of expenses conferred by this Article X are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, this Certificate of Incorporation or otherwise.

         (d) ADVANCEMENT OF EXPENSES. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that, if then required by the General Corporation Law of the State of Delaware, the expenses incurred by or on behalf of an Indemnitee may be paid in advance of the final disposition of a proceedings only upon receipt by the Corporation of an undertaking by or on behalf of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the Indemnitee is not entitled to be indemnified for such expenses.

         (e) RIGHT OF INDEMNITEE TO ENFORCE THE RIGHT TO INDEMNIFICATION OR ADVANCEMENT.

                  (1) Right to Sue Corporation. If a claim under this Article X is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except with respect to a claim for advancement of expenses, when the applicable period is twenty days), an Indemnitee may at any time thereafter sue the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in such a suit, the Indemnitee will be entitled to be paid also the expense of prosecuting or defending such suit.

                  (2) Burden of Proof. In any suit under this Article X for indemnification or advancement of expenses the burden of proving that the Indemnitee is not entitled to indemnification or advancement is on the Corporation.

                  (3) Defenses to Action. In any suit brought to enforce a right to indemnification (but not a right to advancement) hereunder, it will be a defense that the Indemnitee has not met the applicable standard of conduct required by the General Corporation Law of the State of Delaware. It will not be a defense to such an action that, prior to the commencement of such action, the Corporation (including directors, independent legal counsel or stockholders) determined, or failed to determine, that such indemnification or advancement is proper under the circumstances.

         (f) INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any potential Indemnitee under this Article X against any loss, whether or not the Corporation would have the power to indemnify such person against such loss under the General Corporation Law of the State of Delaware.

                       ARTICLE XI. INTERESTED TRANSACTIONS

         A director of the Corporation will not, in the absence of fraud, be disqualified by his office from dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall a director of the Corporation be liable to account to the Corporation for any profit realized by him from or through any transaction or contract of the Corporation by reason of the fact that he, or any firm of which he is a member or any corporation of which he is an officer, director or stockholder, was interested in such transaction or contract if such transaction or contract has been authorized, approved or ratified in the manner provided in the General Corporation Law of the State of Delaware for authorization, approval or ratification of transactions or contracts between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest.

                            ARTICLE XII. INCORPORATOR

         The name and mailing address of the incorporator are as follows:

                                    Susan J. Thomas
                                    Powell, Goldstein, Frazer & Murphy LLP
                                    1001 Pennsylvania Avenue, N.W.
                                    Sixth Floor
                                    Washington, D.C.  20004

         I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this ____ day of ___________, 2000.



                                           ----------------------------------
                                           Susan J. Thomas, Incorporator

                                   APPENDIX C

                                     BYLAWS
                                       OF
                            NET MASTER HOLDINGS, INC.

                                   ARTICLE I

                             IDENTIFICATION; OFFICES

       SECTION 1.1. NAME. The name of the corporation is Net Master Holdings, Inc. (the "Corporation").

       SECTION 1.2. REGISTERED OFFICES; OTHER OFFICES. The registered office of the Corporation in the State of Delaware will be in the City of Wilmington and County of New Castle. The Corporation may have such other offices, either within or outside of the State of Delaware, as the business of the Corporation may require from time to time.

                                   ARTICLE II

                                  STOCKHOLDERS

       SECTION 2.1. ANNUAL MEETING. An annual meeting of the stockholders will be held on the 15th day of June of each year, or the succeeding business day or on such other date as may be determined by resolution of the Board of Directors; provided, however, that if in any year such date is a legal holiday, such meeting will be held on the next succeeding business day. At each annual meeting, the stockholders will elect directors to hold office for the term provided in Section 3.1 of these Bylaws.

       SECTION 2.2. SPECIAL MEETING. A special meeting of the stockholders may be called only by the Board of Directors or the Chairman of the Board of Directors as prescribed in the Certificate of Incorporation.

       SECTION 2.3. PLACE OF STOCKHOLDER MEETINGS. The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting. If no such place is designated by the Board of Directors, the place of meeting will be the principal business office of the Corporation.

       SECTION 2.4. NOTICE OF MEETINGS. Unless waived as herein provided, whenever stockholders are required or permitted to take any action at a meeting, written notice of the meeting will be given stating the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Such written notice will be given not less than ten
(10) days nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at the meeting or in the event of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of all or substantially all of the Corporation's property, business or assets not less than twenty (20) days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder's address as it appears on the records of the Corporation.

       When a meeting is adjourned to another time or place in accordance with
Section 2.5 of these Bylaws, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting in which the adjournment is taken. At the adjourned meeting the Corporation may conduct any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

       SECTION 2.5. QUORUM AND ADJOURNED MEETINGS. Unless otherwise provided by law or the Corporation's Certificate of Incorporation, a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at a meeting of stockholders. If less than a majority of the shares entitled to vote at a meeting of stockholders is present in person or represented by proxy at such meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a meeting may continue to transact business until adjournment, notwithstanding the withdrawal of such number of stockholders as may leave less than a quorum.

       SECTION 2.6. FIXING OF RECORD DATE. (a) For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date may not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date may not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

       (b) For the purpose of determining stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date may not precede the date upon which the resolution fixing the record date is established by the Board of Directors, and which date may not be more than ten (10) days after the date on which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal office, or an officer or agent of the Corporation having custody of the book in which the proceedings of meetings of stockholders are recorded. Delivery to the Corporation's registered office will be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders' consent to corporate action in writing without a meeting will be the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

       (c) For the purpose of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect to any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix the record date, which record date may not precede the date upon which the resolution fixing the record date is adopted, and which record date may be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining the stockholders for any such purpose will be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

       SECTION 2.7. VOTING LIST. The officer who has charge of the stock ledger of the Corporation will prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list will also be produced and kept at the place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

       SECTION 2.8. VOTING. Unless otherwise provided by the Certificate of Incorporation, each stockholder will be entitled to one vote for each share of capital stock held by each stockholder. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by plurality of the votes of the shares present in person or represented by a proxy at the meeting entitled to vote on the election of directors. There shall be no cumulative voting for any matter to be voted on by the stockholders.

       SECTION 2.9. PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy will be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy will be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may remain irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

       SECTION 2.10. RATIFICATION OF ACTS OF DIRECTORS AND OFFICERS. Except as otherwise provided by law or by the Certificate of Incorporation of the Corporation, any transaction or contract or act of the Corporation or of the directors or the officers of the Corporation may be ratified by the affirmative vote of the holders of the number of shares which would have been necessary to approve such transaction, contract or act at a meeting of stockholders, or by the written consent of stockholders in lieu of a meeting.

       SECTION 2.11. INFORMAL ACTION OF STOCKHOLDERS. Unless prohibited by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent will be given to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate with any governmental body, if such action had been voted on by stockholders at a meeting thereof, the certificate filed will state, in lieu of any statement required by law concerning any vote of stockholders, that written consent had been given in accordance with the provisions of Section 228 of the Delaware General Corporation Law, and that written notice has been given as provided in such section.

       SECTION 2.12. ORGANIZATION. Such person as the Board of Directors may designate or, in the absence of such a designation, the Chief Executive Officer or President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, will call to order any meeting of the stockholders and act as chairman of such meeting. In the absence of the secretary of the Corporation, the chairman of the meeting will appoint a person to serve as secretary at the meeting.

                                   ARTICLE III

                                    DIRECTORS

       SECTION 3.1. MANAGEMENT OF CORPORATION; NUMBER AND TENURE OF DIRECTORS. The business of the Corporation will be managed by its Board of Directors who may exercise all the powers authorized by the laws of the State of Delaware. The number of directors that will constitute the entire Board will be determined by resolution adopted by the Board of Directors from time to time. The initial Board of Directors will consist of one member. Each director will hold office until such director's successor is elected and qualified or until such director's earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation.

       SECTION 3.2. ELECTION OF DIRECTORS. Prior to any classification of the Board of Directors, directors will be elected at the annual meeting of stockholders. If and when the number of directors is increased to three or more, the directors will be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class ("Class I") to be originally elected for a term expiring at the first annual meeting of stockholders, another class ("Class II") to be originally elected for a term expiring at the second annual meeting of stockholders, and a third class ("Class III") to be originally elected for a term expiring at the third annual meeting of stockholders, with each class to hold office until its successor is duly elected and qualified. At each succeeding annual meeting of stockholders, directors elected to succeed those directors whose terms then expire will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such person's successor has been duly elected and qualified. Election of directors need not be by written ballot.

       SECTION 3.3. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and in such place as may from time to time be determined by the board.

       SECTION 3.4. ANNUAL MEETINGS. The Board of Directors, including newly elected directors, will hold its annual meeting immediately following the stockholders annual meeting. Notice of such meeting to the new directors will not be necessary to legally constitute the meeting, provided that a quorum is present. In the event of the failure of the Board of Directors to meet immediately following the stockholders annual meeting, the meeting may be held at such time and place as may be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as may be specified in a written waiver of notice signed by all of the directors.

       SECTION 3.5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the Chief Executive Officer, the President or at least one-third of the number of directors constituting the entire board. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Directors called by them.

       SECTION 3.6. NOTICE OF SPECIAL MEETINGS OF THE BOARD OF DIRECTORS. Notice of any special meeting of the Board of Directors will be given at least two days previous thereto by written notice to each director at his or her address. If mailed, such notice will be deemed to be delivered when deposited in the United States Mail so addressed, with first-class postage thereon prepaid. If sent by any other means (including fax, e-mail, courier, or express mail, etc.), such notice will be deemed delivered when actually delivered to the home or business address of the director.

       SECTION 3.7. QUORUM. A majority of the total number of directors fixed by these Bylaws, or in the absence of a ByLaw which fixes the number of directors, the number stated in the Certificate of Incorporation or by Resolution of the Board of Directors, will constitute a quorum for the transaction of business. If less than a majority of the directors are present at a meeting of the Board of Directors, a majority of the directors present may adjourn the meeting from time to time without further notice.

       SECTION 3.8. VOTING. The vote of the majority of the directors present at a meeting at which a quorum is present will be the act of the Board of Directors, unless the

Delaware General Corporation Law or the Certificate of Incorporation requires a vote of a greater number.

       SECTION 3.9. VACANCIES. Any vacancies occurring in the Board of Directors, whether by reason of death, resignation, removal or an increase in the number of directors, may be filled by the affirmative vote of the majority of the remaining directors, though less than a quorum of the Board of Directors, unless the Board of Directors determines that such created directorships or vacancies should be filled by the stockholders at a special meeting of the stockholders called for that purpose. Any director elected in accordance with this Section will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor has been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors may shorten the term of any incumbent director. If the Board of Directors increases the size of the Board of Directors to three (3) or more members, and the Board of Directors had less than three (3) members prior to the creation of new directorship(s), the remaining directors then in office will have the power and authority to fill said newly created vacancies and to determine the class into which each director should be placed.

       SECTION 3.10. REMOVAL OF DIRECTORS. A director, or the entire Board of Directors, may be removed, with or without cause, (i) by the holders of a majority of the shares then entitled to vote at an election of directors or (ii) the affirmative vote of the majority of the directors constituting the entire Board.

       SECTION 3.11. INFORMAL ACTION OF DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

       SECTION 3.12. PARTICIPATION BY VIDEO OR TELEPHONE CONFERENCE. Members of the Board of Directors, or any committee designated by such board, may participate in a meeting of the Board of Directors, or committee thereof, by means of conference telephone or similar communications equipment as long as all persons participating in the meeting can speak with and hear each other, and participation by a director pursuant to this Section 3.12 will constitute presence in person at such meeting.

       SECTION 3.13. CERTIFICATE OF INCORPORATION. If at any time any provision contained in this Article III conflicts with any provision contained in the Certificate of Incorporation of the Corporation, the provisions contained in the Certificate of Incorporation will control.

                                   ARTICLE IV

                                WAIVER OF NOTICE

       SECTION 4.1. WRITTEN WAIVER OF NOTICE. A written waiver of any required notice, signed by the person entitled to notice, whether before or after the date stated therein, will be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

       SECTION 4.2. ATTENDANCE AS WAIVER OF NOTICE. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, and objects at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                                   ARTICLE V

                                   COMMITTEES

       SECTION 5.1. GENERAL PROVISIONS. The Board of Directors may, by resolution passed by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member at any meeting of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, will have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee will have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution so provides, no such committee will have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger, pursuant to Section 253 of the Delaware General Corporation Law.

                                   ARTICLE VI

                                    OFFICERS

       SECTION 6.1. GENERAL PROVISIONS. The officers of the Corporation may consist of a Chairman, Chief Executive Officer, President, Secretary, Treasurer, and one or more Vice Presidents, who will be elected by the Board of Directors, and such other officers as may be elected by the Board of Directors or appointed as provided in these Bylaws. Any two or more offices may be held by the same person. The officers elected by the Board of Directors will have such duties as are hereafter described and such additional duties as the Board of Directors may from time to time prescribe.

       SECTION 6.2. ELECTION AND TERM OF OFFICE. The officers of the Corporation will be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers is not held at such meeting, such election will be held as soon thereafter as may be convenient. New offices of the Corporation may be created and filled and vacancies in offices may be filled at any time, at a meeting or by the written consent of the Board of Directors. Unless removed pursuant to Section 6.3 of these Bylaws, each officer will hold office until his or her successor has been duly elected and qualified, or until his or her earlier death or resignation. Election or appointment of an officer or agent will not of itself create contract rights.

       SECTION 6.3. REMOVAL OF OFFICERS. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation would be served thereby, but such removal will be without prejudice to the contract rights, if any, of the person(s) so removed.

       SECTION 6.4. CHAIRMAN. The Chairman will preside at the meetings of the Board of Directors.

       SECTION 6.5 CHIEF EXECUTIVE OFFICER. In its discretion, the Board of Directors may designate the President to serve as the Chief Executive Officer of the Corporation. The Chief Executive Officer will, subject to the direction and control of the Board of Directors, have general supervision, direction and control of the business, affairs and officers of the Corporation and have the powers and duties otherwise customary to the office.

       SECTION 6.6 PRESIDENT. The President will have the general and active management of the operation of the Corporation. The President will be responsible for the administration of the Corporation, including general supervision of the policies of the Corporation and general active management of the financial affairs of the Corporation, and will execute bonds, mortgages or other contracts in the name and on behalf of the Corporation.

       SECTION 6.7 VICE PRESIDENT. In the absence of the Chief Executive Officer and the President or in the event of their inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Executive Vice President and then the other Vice President or Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) will perform the duties of the President, and when so acting, will have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents will perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

       SECTION 6.8 SECRETARY. The Secretary will attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and will perform like duties for the standing committees when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and will perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he or she will be. The Secretary will have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary will have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

       SECTION 6.9 ASSISTANT SECRETARY. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), will, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and will perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

       SECTION 6.10 TREASURER. The Treasurer will have the custody of the corporate funds and securities and will keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and will deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer will disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and will render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

       SECTION 6.11 ASSISTANT TREASURER. The Assistant Treasurer, or if there will be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), will, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and will perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

       SECTION 6.12 DUTIES OF OFFICERS MAY BE DELEGATED. In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate the powers or duties, or any of such powers or duties, of any officers or officer to any other officer or to any director.

       SECTION 6.13 COMPENSATION. The Board of Directors will have the authority to establish reasonable compensation of all officers for services to the Corporation.

                                   ARTICLE VII

                             CERTIFICATES FOR SHARES

       SECTION 7.1. CERTIFICATES FOR SHARES. The shares of the Corporation will be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock will be uncertificated shares. Any such resolution will not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors every holder of stock represented by certificates and upon request every holder of uncertificated shares will be entitled to have a certificate signed by, or in the name of the Corporation by the Chief Executive Officer or President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all the signatures on the certificate may be by facsimile.

       SECTION 7.2. SIGNATURES OF FORMER OFFICER, TRANSFER AGENT OR REGISTRAR. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate will have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person or entity were such officer, transfer agent or registrar at the date of issue.

       SECTION 7.3. TRANSFER OF SHARES. Transfers of shares of the Corporation will be made only on the books of the Corporation by the holder of record thereof or by the representative of such holder, who will furnish proper evidence of authority to transfer, or by such holder's attorney authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of certificate for such shares. Prior to due presentment of a certificate for shares for registration of transfer, the Corporation may treat a registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise have and exercise all of the right and powers of an owner of shares.

       SECTION 7.4. LOST, DESTROYED OR STOLEN CERTIFICATES. Whenever a certificate representing shares of the Corporation has been lost, destroyed or stolen, the holder thereof may file in the office of the Corporation an affidavit setting forth, to the best of his knowledge and belief, the time, place, and circumstance of such loss, destruction or theft together with a statement of indemnity sufficient in the opinion of the Board of Directors to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate. Thereupon the Board may cause to be issued to such person or such person's legal representative a new certificate or a duplicate of the certificate alleged to have been lost, destroyed or stolen. In the exercise of its discretion, the Board of Directors may waive the indemnification requirements provided herein.

                                  ARTICLE VIII

                                    DIVIDENDS

       SECTION 8.1. DIVIDENDS. The Board of Directors of the Corporation may declare and pay dividends upon the shares of the Corporation's capital stock in any form determined by the Board of Directors, in the manner and upon the terms and conditions provided by law.

                                   ARTICLE IX

                    CONTRACTS, LOANS, CHECKS, DEPOSITS, ETC.

       SECTION 9.1. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

       SECTION 9.2. LOANS. No loans will be contracted on behalf of the Corporation and no evidences of indebtedness will be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

       SECTION 9.3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation will be signed by one or more officers or agents of the Corporation and in such manner as may from time to time be determined by resolution of the Board of Directors.

       SECTION 9.4. DEPOSITS. The funds of the Corporation may be deposited or invested in such bank account, in such investments or with such other depositaries as determined by the Board of Directors.

       SECTION 9.5. FISCAL YEAR. The fiscal year of the Corporation will be fixed by the Board of Directors.

       SECTION 9.6. SEAL. The Corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it will have inscribed thereon the name of the corporation and the words "Corporate Seal" and "Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced or by causing the word [SEAL], in brackets, to appear where the seal is required to be impressed or affixed.

                                   ARTICLE X

                                   AMENDMENTS

       SECTION 10.1. AMENDMENTS. These Bylaws may be adopted, amended or repealed by the Corporation's Board of Directors.

                                   ARTICLE XI

       SECTION 11.1. INDEMNIFICATION. The Corporation will indemnify, in accordance with and to the full extent now or hereafter permitted by law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action by or in the right of the Corporation), by reason of his acting as a director of the Corporation, and the Corporation, in the sole discretion of the Board of Directors, may also indemnify a person by reason of the fact that he is or was an officer or employee of the Corporation or is or was serving at the request of the Corporation in any other capacity for or on behalf of the Corporation) against any liability or expense actually and reasonably incurred by such person in respect thereof consistent with Article X of the Certificate of Incorporation.

Adopted on ________________, 2000



--------------------------------
               , Secretary

                                   APPENDIX D

                        TEXAS APPRAISAL RIGHTS STATUTES

ARTICLE 5.11. RIGHTS OF DISSENTING SHAREHOLDERS IN THE EVENT OF CERTAIN CORPORATE ACTIONS.

         A. Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

                  (1) Any plan or merger to which the corporation is party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

                  (2) Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

                  (3) Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

         B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

                  (1) the shares held by the shareholder are part of a class or series, shares of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange:

                           (a)      listed on a national securities exchange;

                           (b)      listed on the Nasdaq Stock Market (or
successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

                           (c)      held of record by not less than 2,000
holders;

                  (2) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

                  (3) the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

                           (a)      shares of a domestic or foreign corporation
that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares of which are:

                                    (i)     listed or authorized for listing
upon official notice of issuance, on a national securities exchange;

                                    (ii)    approved for quotation as a
national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

                                    (iii)   held of record by not less than
2,000 holders;

                           (b)      cash in lieu of fractional shares otherwise
entitled to be received; or

                           (c)      any combination of the securities and cash
distributed in Subdivisions (a) and (b) of this subsection.

ARTICLE 5.12.  PROCEDURE FOR DISSENT BY SHAREHOLDERS AS TO SAID CORPORATE
ACTION.

         A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

                  (1) (a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten
(10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

                           (b)      With respect to proposed corporate action
that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

                  (2) Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty
(60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

                  (3) If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

         B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

         C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

         D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date if such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs, shall be allotted between the parties in the manner that the court determines to be fair and equitable.

         E. Share acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

         F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

         G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

ARTICLE 5.13.  PROVISION AFFECTING REMEDIES OF DISSENTING SHAREHOLDERS.


         A. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

         B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles 5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

         C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under
Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to
Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

                       NET MASTER CONSULTANTS, INC. PROXY
                 ANNUAL MEETING OF SHAREHOLDERS-- JUNE 30, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          Please mark, sign, date and return in the enclosed envelope.

    The undersigned shareholder of Net Master Consultants, Inc. (the "Company") hereby appoints Michael H. Chanin and Susan J. Thomas or each of them, proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Shareholders of the Company to be held on Friday, June 30, 2000, at 10:00 a.m., Eastern Time, at the offices of Powell Goldstein Frazer & Murphy, LLP, the Company's attorneys, located at 1001 Pennsylvania Avenue, N.W., Sixth Floor, Washington, D.C. 20004 and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present:

        (1)   ELECTION OF DIRECTORS

            [ ]   FOR                     [ ]   WITHHOLD AUTHORITY
            the nominee listed below      to vote for the nominee listed below

             Nora Coccaro

        (2) TO CONSIDER AND ACT UPON A PROPOSAL TO EFFECT A CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY FROM TEXAS TO DELAWARE BY APPROVING A PLAN OF REORGANIZATION AND MERGER PROVIDING FOR THE COMPANY TO MERGE INTO A WHOLLY OWNED DELAWARE SUBSIDIARY TO BE FORMED FOR
            THIS PURPOSE

            [ ]  FOR           [ ]  AGAINST           [ ]  ABSTAIN

        (3) TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS OF THE COMPANY WHEN THE CHANGE IN ITS STATE OF INCORPORATION PROPOSED ABOVE, OCCURS

            [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN

        (4) To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof;

all as more particularly described in the Proxy Statement dated May 26, 2000, relating to such meeting, receipt of which is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominee listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3.


--------------------------------------------------

--------------------------------------------------
Signature of Shareholder(s)

Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.

Dated _____________________________________, 2000.